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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 __________

                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

   Date of Report (Date of earliest event reported): NOVEMBER 30, 2002

                             DVI RECEIVABLES CORP.
           _________________________________________________________
             (Exact name of registrant as specified in its charter)

            DELAWARE                    333-68043              33-0608442
_______________________________  ________________________  _____________________
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

2500 YORK ROAD
JAMISON, PENNSYLVANIA                                           18929
__________________________________________                ___________________
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (215) 488-5000

     ______________________________________________________________________
         (Former name or former address, if changed since last report.)

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Item 7.        Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending November 30, 2002, payment date December 11, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    DVI Delaware Trust 1998-2
                                                    -------------------------
                                                          (Registrant)

                                               By:  DVI Receivables Corp.
                                                    Owner of Trust

Dated:     December 19, 2002                   By:  /s/ Steven Garfinkel
                                                    ---------------------------
                                                    Steven Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer

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